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The Pittston Company and Subsidiaries
POWER OF ATTORNEY

EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Joseph C. Farrell, Austin F. Reed and Gary R. Rogliano, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's annual report on Form 10-K for the fiscal year ended December 31, 1994 (the "Form 10-K"), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form 10-K or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this  7th day of March, 1995.




                               Roger G. Ackerman
                       ---------------------------------
                               Roger G. Ackerman

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POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Joseph C. Farrell, Austin F. Reed and Gary R. Rogliano, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's annual report on Form 10-K for the fiscal year ended December 31, 1994 (the "Form 10-K"), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form 10-K or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this  9th day of March, 1995.




                                  M. J. Anton
                      ---------------------------------
                                  M. J. Anton

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POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Joseph C. Farrell, Austin F. Reed and Gary R. Rogliano, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's annual report on Form 10-K for the fiscal year ended December 31, 1994 (the "Form 10-K"), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form 10-K or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of March, 1995.




                                  J. R. Barker
                        ---------------------------------
                                  J. R. Barker

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POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Joseph C. Farrell, Austin F. Reed and Gary R. Rogliano, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's annual report on Form 10-K for the fiscal year ended December 31, 1994 (the "Form 10-K"), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form 10-K or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this  2nd day of March, 1995.




                                J. L. Broadhead
                       ---------------------------------
                                J. L. Broadhead

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POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Joseph C. Farrell, Austin F. Reed and Gary R. Rogliano, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's annual report on Form 10-K for the fiscal year ended December 31, 1994 (the "Form 10-K"), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form 10-K or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of March, 1995.




                                  W. F. Craig
                        ---------------------------------
                                  W. F. Craig

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POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Austin F. Reed and Gary R. Rogliano, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's annual report on Form 10-K for the fiscal year ended December 31, 1994 (the "Form 10-K"), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form 10-K or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this  7th day of March, 1995.




                                 J. C. Farrell
                         ---------------------------------
                                 J. C. Farrell

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POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Joseph C. Farrell, Austin F. Reed and Gary R. Rogliano, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's annual report on Form 10-K for the fiscal year ended December 31, 1994 (the "Form 10-K"), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form 10-K or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of March, 1995.




                                 C. F. Haywood
                        ---------------------------------
                                 C. F. Haywood

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POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Joseph C. Farrell, Austin F. Reed and Gary R. Rogliano, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's annual report on Form 10-K for the fiscal year ended December 31, 1994 (the "Form 10-K"), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form 10-K or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of March, 1995.




                                  E. G. Jordan
                       ---------------------------------
                                  E. G. Jordan

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POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Austin F. Reed, Joseph C. Farrell and Gary R. Rogliano, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's annual report on Form 10-K for the fiscal year ended December 31, 1994 (the "Form 10-K"), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form 10-K or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of March, 1995.




                                 D. L. Marshall
                          ---------------------------------
                                 D. L. Marshall

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POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Joseph C. Farrell, Austin F. Reed and Gary R. Rogliano, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's annual report on Form 10-K for the fiscal year ended December 31, 1994 (the "Form 10-K"), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form 10-K or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this  8th day of March, 1995.




                                 R. H. Spilman
                        ---------------------------------
                                 R. H. Spilman

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POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Joseph C. Farrell, Austin F. Reed and Gary R. Rogliano, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's annual report on Form 10-K for the fiscal year ended December 31, 1994 (the "Form 10-K"), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form 10-K or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of March, 1995.




                                R. G. Stone, Jr.
                      ---------------------------------
                                R. G. Stone, Jr.

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POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Joseph C. Farrell, Austin F. Reed and Gary R. Rogliano, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's annual report on Form 10-K for the fiscal year ended December 31, 1994 (the "Form 10-K"), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form 10-K or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, I have hereunto set my hand this  9th day of March, 1995.




                                A. H. Zimmerman
                       ---------------------------------
                                A. H. Zimmerman